PGIM Funds

Supplement dated October 10,2019 to the currently effective Statements of Additional Information (SAI)

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The Boards of Directors/Trustees of the PGIM Funds have appointed Russ Shupak, Deborah Conway, and Elyse M. McLaughlin to serve as Assistant Treasurers for each of the PGIM Funds, effective as of October 1, 2019. Peter Parrella and Linda McMullin are no longer serving as Assistant Treasurers. Part I of each SAI is hereby revised by including the following information with respect to Mr. Shupak, Ms. Conway, and Ms. McLaughlin in the officer biography table and by deleting the information with respect to Mr. Parrella and Ms. McMullin:

Name, Address, Age Position with the Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

LR1246